                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                        REGENERON PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

         Regeneron Pharmaceuticals, Inc.
PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 17, 2001
Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591-6707
(914) 345-7400

Dear Shareholder:

A Special Meeting of Shareholders of Regeneron Pharmaceuticals, Inc., a New York corporation ("Regeneron"), is being called by the Board of Directors of the company and will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York, on Monday, December 17, 2001 at 10:30 a.m., prevailing local time.

The purposes of the meeting are:

- To consider and act upon a proposal to amend the Restated Certificate of Incorporation of Regeneron to increase the number of authorized shares of common stock from 60,000,000 shares to 160,000,000 shares.

- To transact such other business as may properly come before the meeting or any adjournments thereof.

These items are more fully described in the following pages which are hereby made part of this Notice. The Board of Directors has fixed the close of business on October 31, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

By Order of the Board of Directors,

/s/ Stuart A. Kolinski

Stuart A. Kolinski
Secretary
Tarrytown, New York
November 23, 2001

REGENERON PHARMACEUTICALS, INC.
777 OLD SAW MILL RIVER ROAD
TARRYTOWN, NEW YORK 10591-6707
(914) 345-7400

                                       November 23, 2001

Dear Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders of Regeneron Pharmaceuticals, Inc., which will be held on Monday, December 17, 2001 at 10:30 a.m., at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York. The formal Notice of Special Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

  The only matter scheduled to be considered at the meeting is a proposal to amend Regeneron's Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

  THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE PROPOSAL BEING PRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS AS BEING IN THE BEST INTEREST OF REGENERON. WE URGE YOU TO READ THE PROXY STATEMENT AND GIVE THE PROPOSAL YOUR CAREFUL ATTENTION BEFORE COMPLETING THE ENCLOSED PROXY CARD.

  Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

                                       Sincerely yours,

                                       LOGO

                                       P. Roy Vagelos, M.D.
                                       Chairman of the Board of Directors

PROXY STATEMENT
SPECIAL MEETING OF
SHAREHOLDERS OF
REGENERON PHARMACEUTICALS, INC.
-------------------------------------------------------------

PROXY SOLICITATION

This Proxy Statement is furnished to the shareholders of Regeneron Pharmaceuticals, Inc., a New York corporation ("Regeneron"), in connection with the solicitation by its Board of Directors from holders of Regeneron's Common Stock (the "Common Stock") and Class A Stock (the "Class A Stock") of proxies to be voted at the Special Meeting of Shareholders to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York, on Monday, December 17, 2001, and any adjournments or postponement thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Company's executive offices are located at 777 Old Saw Mill River Road, Tarrytown, New York 10591.

This Proxy Statement and form of proxy are first being mailed to shareholders of Regeneron on or about November 23, 2001. All proxies duly executed and received prior to or at the Special Meeting, and not revoked, will be voted on all matters presented at the meeting in accordance with the instructions indicated on such proxies. In the absence of instructions, proxies so received will be voted FOR the increase in the number of authorized shares of Common Stock. If other matters are properly presented at the Special Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

Any proxy given pursuant to this solicitation may be revoked by (i) filing with the Secretary of the Company or a designee thereof, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company or a designee thereof before the taking of the vote at the Special Meeting, or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Regeneron Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Secretary, or hand delivered to the Secretary of the Company or a designee thereof at or before the taking of the vote at the Special Meeting. The persons named as proxies in the enclosed form of proxy, Leonard S. Schleifer, M.D., Ph.D., Murray A. Goldberg, and
Stuart A. Kolinski, were selected by the Board of Directors of the Company.

RECORD DATE AND VOTING AT THE SPECIAL MEETING

The Board of Directors has fixed the close of business on October 31, 2001 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of Common Stock and Class A Stock on the record date will be entitled to notice of, and to vote at, the Special Meeting. As of October 31, 2001, 41,163,133 shares of Common Stock and 2,570,789 shares of Class A Stock were outstanding. The Common Stock and the Class A Stock vote together on all matters as a single class, with the Common Stock being entitled to one vote per share and the Class A Stock being entitled to ten votes per share. No other voting securities of Regeneron were outstanding on the record date. The holders of a majority of the shares issued and outstanding attending personally or by proxy will constitute a quorum for the transaction of business at the Special Meeting.

All matters presented to shareholders will be determined by the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting. Under applicable New York law, in determining whether any proposal has received the requisite number of affirmative votes, abstentions and broker nonvotes will be disregarded and will have no effect on the outcome of the vote.

--------------------------------------------------------------------------------
SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as October 31, 2001, the number of shares of Regeneron's Common Stock and Class A Stock beneficially owned by each of its directors, each of the named executive officers, and all directors and executive officers as a group, and the percentage that such shares represent of the total combined number of shares of outstanding Common Stock and Class A Stock, based upon information obtained from such persons.

MANAGEMENT AND DIRECTORS STOCK OWNERSHIP TABLE AS OF OCTOBER 31, 2001

                                           Number of Shares          Number of Shares        Percentage of Common
                                           of Class A Stock          of Common Stock        Stock & Class A Stock
Name of Beneficial Owner                Beneficially Owned (1)    Beneficially Owned (1)    Beneficially Owned (2)
------------------------------------------------------------------------------------------------------------------
Leonard S. Schleifer, M.D., Ph.D.             1,769,340 (3)               573,529 (5)                 5.3%
P. Roy Vagelos, M.D.                                  0                 1,453,642 (6)                 3.3%
Charles A. Baker                                 62,384                    57,258 (7)                   *
Michael S. Brown, M.D.                           60,749                   109,668 (8)                   *
Alfred G. Gilman, M.D., Ph.D.                   121,712                   136,668 (8)                   *
Joseph L. Goldstein, M.D.                        52,000                    94,668 (8)                   *
Eric M. Shooter, Ph.D.                           92,911                   121,668 (8)                   *
George L. Sing                                        0                   119,182 (9)                   *
Murray A. Goldberg                                    0                   127,770 (10)                  *
Randall R. Rupp, Ph.D.                                0                   138,389 (11)                  *
Neil Stahl, Ph.D.                                     0                   127,825 (12)                  *
George D. Yancopoulos, M.D., Ph.D.               42,750 (4)               628,298 (13)                1.5%
All Directors and Executive Officers
  as a Group (12 persons)                     2,201,846                 3,688,565                    12.8%

------------------------------

* Represents less than 1%

(1) The inclusion herein of any Class A Stock or Common Stock, as the case may be, deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed has sole voting and investment power with respect to the shares listed.

(2) To calculate percentage, number of shares outstanding includes 43,733,922 shares outstanding as of October 31, 2001 plus any shares subject to options held by the person (or persons) in question that are currently exercisable or exercisable within sixty days after October 31, 2001.

(3) Includes 58,550 shares of Class A Stock held in trust for the benefit of Dr. Schleifer's two sons, of which Dr. Schleifer disclaims beneficial ownership. Excludes 30,500 shares of Class A Stock held by the Schleifer Family Foundation, a charitable foundation, of which Dr. Schleifer disclaims beneficial ownership.

(4) Includes 19,383 shares of Class A Stock held in trust for the benefit of Dr. Yancopoulos's children and excludes 205 shares held by Dr. Yancopoulos's wife. Dr. Yancopoulos disclaims beneficial ownership of all such shares.

(5) Includes 508,000 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001 and 1,429 shares of Common Stock held in an account under the Company's 401(k) Savings Plan. Includes 1,800 shares of Common Stock held in trust for the benefit of Dr. Schleifer's two sons, of which Dr. Schleifer disclaims beneficial ownership. Excludes 500 shares of Common Stock held by the Schleifer Family Foundation, a charitable foundation, of which Dr. Schleifer disclaims beneficial ownership.

(6) Includes 179,999 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001 and 342 shares of Common Stock held in an account under the Company's 401(k) Savings Plan.

(7) Includes 56,668 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001.

(8) All shares of Common Stock beneficially owned represent shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001.

(9) Includes 56,668 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001.

(10) Includes 110,800 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001, 1,605 shares of restricted stock, and 1,429 shares held in an account under the Company's 401(k) Savings Plan.

(11) Includes 135,500 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001, 1,112 shares of restricted stock, and 1,406 shares of Common Stock held in an account under the Company's 401(k) Savings Plan.

(12) Includes 124,000 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001, 1,474 shares of restricted stock, and 1,359 shares of Common Stock held in an account under the Company's 401(k) Savings Plan.

(13) Includes 590,050 shares of Common Stock purchasable upon the exercise of options granted pursuant to the 1990 and 2000 Long-Term Incentive Plans which are exercisable or become so within sixty days from October 31, 2001, 2,424 shares of restricted stock, and 1,429 shares of Common Stock held in an account under the Company's 401(k) Savings Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS OF OCTOBER 31, 2001

Set forth below is the name, address and stock ownership of each person or group of persons known by Regeneron to own beneficially more than 5% of the outstanding shares of Common Stock and Class A Stock.

                                                            Number of Shares     Percentage of Shares of
                                      Number of Shares of   of Common Stock      Common Stock and Class A
                                         Class A Stock        Beneficially          Stock Beneficially
Name and Address of Beneficial Owner  Beneficially Owned         Owned                  Owned (1)
-----------------------------------------------------------------------------------------------------------
Leonard S. Schleifer, M.D., Ph.D.          1,769,340(2)          573,529(3)                 5.3%
  777 Old Saw Mill River Road
  Tarrytown, New York 10591
Andrew H. Tisch, Daniel R. Tisch,                  0           2,487,850                    5.7% (4)
James S. Tisch, Thomas J. Tisch,
Julian C. Baker, and Felix J. Baker
  667 Madison Avenue
  New York, New York 10021
Feldon Invest SA                                   0           4,000,000                    9.1% (5)
  Urbanizacion Obarrio
  Swiss Bank Building, 53rd Street
  Panama City, Panama
Wellington Management Company, LLP                 0           4,150,075                    9.5% (6)
  75 State Street,
  Boston, Massachusetts 02109
Amgen Inc.                                         0           4,416,808                   10.1%
  One Amgen Center Drive
  Thousand Oaks, California 91320
Procter & Gamble Pharmaceuticals,                  0           5,662,505                   12.9%
  Inc.
  One Procter & Gamble Plaza
  Cincinnati, Ohio 45242

------------------------------

(1) To calculate percentage, number of shares outstanding includes 43,733,922 shares outstanding as of October 31, 2001 plus any shares subject to options held by the person or entity in question that are currently exercisable or exercisable within sixty days after October 31, 2001.

(2) Includes 58,550 shares of Class A Stock held in trust for the benefit of Dr. Schleifer's two sons, of which Dr. Schleifer disclaims beneficial ownership. Excludes 30,500 shares of Class A Stock held by the Schleifer Family Foundation, a charitable foundation, of which Dr. Schleifer disclaims beneficial ownership.

(3) Includes 1,800 shares held in trust for the benefit of Dr. Schleifer's two sons, of which Dr. Schleifer disclaims beneficial ownership. Excludes 500 shares of Common Stock held by the Schleifer Family Foundation, a charitable foundation, of which Dr. Schleifer disclaims beneficial ownership.

(4) According to a Schedule 13G filed on March 20, 2001, Andrew H. Tisch, Daniel
R. Tisch, James S. Tisch, and Thomas J. Tisch, by virtue of their status as managing trustees of trusts which are the general partners of Four Partners, a New York general partnership (which beneficially owns 1,493,800 shares of Common Stock), may be deemed to have shared beneficial ownership of shares owned by Four Partners and shared power to vote or direct the vote and dispose or direct the disposition of those shares. Daniel R. Tisch's principal business office is Mentor Partners, L.P., 500 Park Avenue, New York, New York 10021. Julian C. Baker and Felix J. Baker, by virtue of their ownership of the entities that have the power to control the investment decisions of Baker/Tisch Investments, LLC (which beneficially owns 308,550 shares of Common Stock), Baker Bros. Investments, LLC (which beneficially owns 305,350 shares of Common Stock), and Baker Biotech Fund I, L.P. (which beneficially owns 350,000 shares of Common Stock), may be deemed to beneficially own shares owned by these entities and may be deemed to have shared power to vote or direct the vote and dispose or direct the disposition of those shares. Julian C. Baker and Felix J. Baker are also the sole partners of FBB Associates, a general partnership, and as such, may be deemed to beneficially own the 26,500 shares of Common Stock beneficially owned by FBB Associates and may be deemed to have shared power to vote or direct the vote and dispose or direct the disposition of those shares. Finally, Julian C. Baker beneficially owns 3,400 shares of Common Stock and Felix J. Baker beneficially owns 250 shares of Common Stock, each in their own name.

(5) According to a Schedule 13G filed on April 2, 2001, Feldon Invest SA, Emfeld Ltd, Bertarelli & Cie, and Ernesto Bertarelli beneficially own and have shared voting power and shared dispositive power with respect to 4,000,000 shares of Common Stock. Feldon Invest SA is the holder of an aggregate of 4,000,000 shares of Common Stock. Emfeld Ltd, with an address at One Capital Place, Second Floor, P.O. Box 1787, George Town, Grand Cayman, Cayman Islands, is the holder of all of the issued and outstanding capital stock of Feldon Invest SA. Bertarelli & Cie, with an address at c/o Abacus Conseil et Expertise Comptable SA, 2, Chemin des Mines, CH-1202 Geneva, Switzerland, is the holder of all of the issued and outstanding capital stock of Emfeld Ltd. Ernesto Bertarelli, with an address at c/o Abacus Conseil et Expertise Comptable SA, 2, Chemin des Mines, CH-1202 Geneva, Switzerland, as President, Managing Director and controlling shareholder of Bertarelli & Cie, controls that entity.

(6) According to a Schedule 13G filed on April 10, 2001, Wellington Management Company, LLP (WMC), in its capacity as investment advisor, may be deemed to beneficially own 4,150,075 shares of Common Stock which are held of record by clients of WMC. WMC has shared power to vote or to direct the vote of 3,920,675 shares of Common Stock and shared power to dispose or to direct the disposition of 4,100,075 shares of Common Stock.

PROPOSAL NO. 1: INCREASE IN THE
AUTHORIZED SHARES OF COMMON STOCK

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE INCREASE IN AUTHORIZED COMMON STOCK.

On November 8, 2001, Regeneron's Board of Directors adopted resolutions amending, subject to shareholder approval at the Special Meeting, Article IV of the Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 60,000,000 to 160,000,000. A copy of the amendment is attached to this proxy statement as Annex A.

-------------------------------------------------------------
REASONS FOR THE PROPOSED AMENDMENT

The proposed amendment would increase the number of shares of Common Stock Regeneron is authorized to issue from 60,000,000 to 160,000,000. The additional 100,000,000 shares of Common Stock would be a part of the existing class of Common Stock, and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. The Board of Directors believes it advisable to increase the authorized number of shares of Common Stock to provide Regeneron with adequate flexibility in the future with respect to the issuance of Common Stock for a number of possible business purposes, including equity financings, stock splits, stock dividends, providing shares for employee compensation and benefit plans, dividend reinvestment plans, possible future acquisitions and other general corporate purposes. Regeneron is not currently planning any material acquisition or recapitalization, although such matters may be considered from time to time.

Of the 60,000,000 currently authorized shares of Common Stock, as of October 31, 2001, 41,163,133 shares of Common Stock were outstanding and of the remaining authorized shares: (i) 6,611,300 shares of Common Stock were required to be reserved for issuance relating to conversion of Regeneron's 5.50% Convertible Senior Subordinated Notes due 2008, (ii) 2,570,789 shares of Common Stock were required to be reserved for the conversion of Class A Stock, and (iii) options to purchase 7,487,669 shares of Common Stock were outstanding under the Regeneron Pharmaceuticals, Inc. 1990 and 2000 Long-Term Incentive Plans. The proposed amendment to the Certificate of Incorporation would increase the number of authorized shares of Common Stock to 160,000,000.

While the Board of Directors believes it advisable to increase the number of authorized shares of Common Stock for the reasons set forth above, the issuance of additional shares of Common Stock might materially dilute, under certain circumstances, the ownership and voting right of shareholders. The proposed increase in the number of authorized shares of Common Stock is not intended to inhibit a change of control of Regeneron. However, the availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of Regeneron. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of Regeneron. Regeneron is not aware of any effort to accumulate its securities or obtain control by means of a tender offer, proxy contest or otherwise. The amendment is being proposed to provide additional flexibility to finance growth and for general corporate purposes.

-------------------------------------------------------------
OTHER MATTERS

The Board of Directors does not intend to present any other items of business and knows of no other items of business that are likely to be brought before the Special Meeting, except those set forth in Regeneron's Notice of Special Meeting of Shareholders. However, if any other matters should properly come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy on such matters in accordance with their best judgment.

-------------------------------------------------------------
COST OF SOLICITATION

This solicitation is made on behalf of Regeneron's Board of Directors. The cost of solicitation of proxies in Regeneron's form will be paid by Regeneron. Regeneron will also, pursuant to regulations of the Securities and Exchange Commission, make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. In addition to solicitation by use of the mails, certain directors, officers, and employees of Regeneron may solicit the return of proxies by telephone, telegram, or personal interviews.

    By Order of the Board of Directors,

    /s/ Stuart A. Kolinski

    Stuart A. Kolinski
    Secretary
    Tarrytown, New York
    November 23, 2001

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                    RESTATED CERTIFICATE OF INCORPORATION OF
                        REGENERON PHARMACEUTICALS, INC.
               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW
--------------------------------------------------------------------------------

I, THE UNDERSIGNED, Stuart A. Kolinski, being the Secretary of Regeneron Pharmaceuticals, Inc. hereby certify:

     1. The name of the corporation is Regeneron Pharmaceuticals, Inc. (the "Corporation").

     2. The restated certificate of incorporation of said Corporation was filed in the office of the Department of State on the 1st day of July 1991.


     3. Article IV of the restated certificate of incorporation, which refers to the authorized shares of the Corporation, is hereby amended to increase the aggregate number of shares of common stock which the corporation shall have authority to issue from 60,000,000 shares of common stock, par value $.001 each, to 160,000,000 shares of common stock, par value $.001 each.


     4. To effectuate the foregoing, the first paragraph of Article IV of the restated certificate of incorporation, which refers to the authorized shares of the Corporation, is hereby amended in its entirety to read as follows:

        "The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is two hundred thirty million (230,000,000) shares, consisting of (a) 160,000,000 shares of common stock, par value $.001 per share ("Common Stock"), (b) 40,000,000 shares of Class A Stock, par value $.001 per share (the "Class A Stock," and collectively, such Common Stock and Class A Stock are referred to herein as the "Common Shares"), and (c) 30,000,000 shares of preferred stock, par value $.001 per share."

     5. The foregoing amendment of the restated certificate of incorporation was authorized by the unanimous vote of the Board of Directors, followed by the vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of the shareholders.

IN WITNESS WHEREOF, I have signed this certificate on the 17th day of December 2001 and I affirm the statements contained herein as true under penalties of perjury.

                                   By:
                                     -------------------------------------------
                                       Name: Stuart A. Kolinski
                                       Title:  Secretary

REGENERON PHARMACEUTICALS, INC.

This Proxy is Solicited by the Board of Directors.

PROXY for the Special Meeting of Shareholders, December 17, 2001

         The undersigned hereby appoints Leonard S. Schleifer, M.D., Ph.D., Murray A Goldberg and Stuart A. Kolinski, and any one or more of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of stock of REGENERON PHARMACEUTICALS, INC. which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on Monday, December 17, 2001, at 10:30 a.m., prevailing local time, at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York, or any adjournments or postponements thereof, as set forth on the reverse hereof.

           Please Return This Proxy Promptly in the Enclosed Envelope
                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                                   Please mark
                                  your votes as
                                  indicated in
                                  this example.
                                      [ x ]


1. Authority to vote FOR the adoption of a proposed amendment to the Restated Certificate of Incorporation of Regeneron Pharmaceuticals, Inc., to increase the number of authorized shares of common stock from 60,000,000 to 160,000,000.



             FOR                     AGAINST                   ABSTAIN
             [ ]                       [ ]                       [ ]


2. In accordance with their discretion upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS BEING SOLICITED BY THE MANAGEMENT AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, IT WILL BE VOTED FOR THE PROPOSAL DESCRIBED IN ITEMS 1 ABOVE AND OTHERWISE IN ACCORDANCE WITH THEIR DISCRETION.


                            DATE               /     /2001
                                 -------------- -----
                         ------------------------------------
                         Signature
                         ------------------------------------
                         Signature, if Jointly Held

                         IF ACTING AS ATTORNEY, EXECUTOR,
                         TRUSTEE OR IN OTHER REPRESENTATIVE
                         CAPACITY, PLEASE SIGN NAME AND TITLE.

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